Income Taxes	9 Months Ended	12 Months Ended
	Oct. 01, 2016	Jan. 02, 2016
Income Tax Disclosure [Abstract]
Income Taxes
17.	INCOME TAXES

The determination of the Company’s overall effective tax rate requires the use of estimates. The effective tax rate reflects the income earned and taxed in various United States federal and state jurisdictions based on enacted tax law, permanent differences between book and tax items, tax credits and the Company’s change in relative income in each jurisdiction.

The Company estimated its annual effective tax rate for the full fiscal year and applied the annual effective tax rate to the results of the 39-weeks ended October 1, 2016 and September 26, 2015 for purposes of determining its year to date tax provision (benefit).

The valuation allowance against the net deferred tax assets was $152 million at January 2, 2016. The valuation allowance against the net deferred tax assets decreased $101 million during the 39-weeks ended October 1, 2016, which resulted in a $51 million valuation allowance at October 1, 2016. The Company released the valuation allowance against its federal net deferred tax assets and certain of its state net deferred tax assets in the 39-weeks ended October 1, 2016, as the Company determined it was more likely than not that the deferred tax assets would be realized. The Company maintained a valuation allowance on certain state net operating loss and tax credit carryforwards expected to expire unutilized as a result of insufficient forecasted taxable income in the carryforward period, or the utilization of which are subject to limitation. The decision to release the valuation allowance was made after management considered all available evidence, both positive and negative, including but not limited to, historical operating results, cumulative income in recent years, forecasted earnings, and a reduction of uncertainty regarding forecasted earnings as a result of developments in certain customer and strategic initiatives during the fiscal third quarter ended October 1, 2016.

The effective tax rate for the 39-weeks ended October 1, 2016 and September 26, 2015 of (143)% and 17%, respectively, varied from the 35% federal statutory rate primarily as a result of a change in the valuation allowance and the recognition of various discrete tax items. During the 39-weeks ended October 1, 2016 and September 26, 2015, the valuation allowance decreased $101 million and $43 million, respectively. The decrease in the valuation allowance for the 39-weeks ended October 1, 2016 was primarily the result of the year to date ordinary income and the corresponding release of the valuation allowance. The discrete tax items for the 39-weeks ended October 1, 2016 included a tax benefit of $80 million, primarily related to the release of the valuation allowance. The decrease in the valuation allowance for the 39-weeks ended September 26, 2015 was primarily the result of the year to date ordinary income, partially offset by an increase in the valuation allowance due to an increase in deferred tax liabilities related to indefinite-lived intangibles. The year to date ordinary income for the 39-weeks ended September 26, 2015 was impacted by the $288 million net termination fee received pursuant to the terminated Acquisition Agreement. The discrete tax items for the 39-weeks ended September 26, 2015 included a tax benefit of $2 million, primarily related to the settlement of tax audits and the expiration of the statute of limitations in various state and local jurisdictions.

20.	INCOME TAXES

The Income tax provision for the last three fiscal years consisted of the following (in thousands):

	2015	2014	2013
Current:
Federal	$5,307	$(146)	$(64)
State	1,722	311	283

Current Income tax provision	7,029	165	219

Deferred:
Federal	15,117	34,168	28,824
State	2,489	1,635	779

Deferred Income tax provision	17,606	35,803	29,603

Total Income tax provision	$24,635	$35,968	$29,822

The Company’s effective income tax rates for the fiscal years ended January 2, 2016, December 27, 2014 and December 28, 2013 and were 13%, 97% and 109%, respectively. The determination of the Company’s overall effective tax rate requires the use of estimates. The effective tax rate reflects the income earned and taxed in U.S. federal and various state jurisdictions based on enacted tax law, permanent differences between book and tax items, tax credits and the Company’s change in relative contribution to income by each jurisdiction.

The reconciliation of the provisions for income taxes from continuing operations at the U.S. federal statutory income tax rate of 35% to the Company’s income taxes for the last three fiscal is shown below (in thousands). Certain prior period amounts were reclassified to conform to the current period presentation.

	2015	2014	2013
Federal income tax benefit computed at statutory rate	$67,254	$(12,931)	$(9,585)
State income taxes—net of federal income tax benefit	2,776	(1,532)	(2,415)
Stock-based compensation	438	131	5,342
Non-deductible expenses	2,911	2,592	2,153
Change in the valuation allowance for deferred tax assets	(47,531)	54,571	32,445
Net operating loss expirations	1,860	2,019	1,653
Tax credits	—	(8,179)	—
Change in unrecognized tax benefit reserve and liability	(1,946)	(1,003)	158
Other	(1,127)	300	71

Total Income tax provision	$24,635	$35,968	$29,822

Temporary differences and carryforwards that created significant deferred tax assets and liabilities were as follows (in thousands):

	January 2, 2016	December 27, 2014
Deferred tax assets:
Allowance for doubtful accounts	$9,368	$10,794
Accrued employee benefits	33,232	30,689
Restructuring reserves	52,548	29,500
Workers’ compensation, general liability and auto liabilities	64,936	62,493
Deferred income	211	539
Deferred financing costs	7,751	9,466
Pension liability	33,576	72,747
Net operating loss carryforwards	129,973	217,960
Other accrued expenses	25,941	25,300

Total gross deferred tax assets	357,536	459,488
Less valuation allowance	(151,792)	(232,163)

Total net deferred tax assets	205,744	227,325

Deferred tax liabilities:
Property and equipment	(152,181)	(152,622)
Inventories	(22,057)	(17,166)
Intangibles	(487,300)	(487,935)

Total deferred tax liabilities	(661,538)	(657,723)

Net deferred tax liability	$(455,794)	$(430,398)

The net deferred tax liability presented in the Consolidated Balance Sheets was as follows (in thousands). The balance for the year ending January 2, 2016 is presented pursuant to ASU No. 2015-17, which requires that deferred income tax liabilities and assets be classified as noncurrent in a classified statement of financial position.

	January 2, 2016	December 27 2014
Current deferred tax liability	$—	$(10,079)
Noncurrent deferred tax liability	(455,794)	(420,319)

Net deferred tax liability	$(455,794)	$(430,398)

As of January 2, 2016 the Company had tax affected federal and state net operating loss carryforwards of $47 million and $83 million, respectively, which will expire at various dates from 2016 to 2035.

The Company’s net operating loss carryforwards expire as follows (in millions):

	Federal	State	Total
2016-2020	$—	$14	$14
2021-2025	—	43	43
2026-2030	14	19	33
2031-2035	33	7	40

	$47	$83	$130

The Company also has federal minimum tax credit carryforwards of approximately $7 million, research and development credit carryforwards of $5 million and other state credit carryforwards of $5 million.

The federal and state net operating loss carryforwards in the income tax returns filed included unrecognized tax benefits taken in prior years. The net operating losses for which a deferred tax asset is recognized for financial statement purposes in accordance with ASC 740 are presented net of these unrecognized tax benefits.

Because of the change of ownership provisions of the Tax Reform Act of 1986, use of a portion of the Company’s domestic net operating losses and tax credit carryforwards may be limited in future periods. Further, a portion of the carryforwards may expire before being applied to reduce future income tax liabilities.

The Company believes that it is more likely than not that the benefit from certain federal and state net deferred tax assets will not be realized. In recognition of this risk, as of January 2, 2016, the Company has provided a valuation allowance of $62 million and $90 million on the federal and state deferred tax assets, respectively, based upon expected future utilization of these federal and state deferred tax assets. A full valuation allowance on the net deferred tax assets will be maintained until sufficient positive evidence related to sources of future taxable income exists to support a reversal of the valuation allowance.

A summary of the activity in the valuation allowance for the last three fiscal years is as follows (in thousands):

	2015	2014	2013
Balance at beginning of period	$232,163	$117,227	$128,844
Charged to expense	(47,531)	54,571	32,445
Other comprehensive income	(32,484)	60,340	(43,079)
Other	(356)	25	(983)

Balance at end of period	$151,792	$232,163	$117,227

Changes in tax laws and rates may affect recorded deferred tax assets and liabilities and the Company’s effective tax rate in the future.

The calculation of the Company’s tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations in federal and state jurisdictions. ASC 740 states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits.

The Company 1) records unrecognized tax benefits as liabilities in accordance with ASC 740, and 2) adjusts these liabilities when the Company’s judgment changes because of the evaluation of new information not previously available. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from the current estimate of unrecognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available. The Company recognizes an uncertain tax position when it is more likely than not that the position will be sustained upon examination—including resolutions of any related appeals or litigation processes—based on the technical merits.

Reconciliation of the beginning and ending amount of unrecognized tax benefits as of fiscal years 2015, 2014, and 2013 was as follows (in thousands):

Balance at December 29, 2012	$59,627
Gross increases due to positions taken in prior years	46
Gross increases due to positions taken in current year	76
Decreases due to lapses of statute of limitations	(207)
Decreases due to changes in tax rates	(251)

Balance at December 28, 2013	59,291
Gross decreases due to positions taken in prior years	(11,392)
Gross increases due to positions taken in current year	63
Decreases due to lapses of statute of limitations	(362)
Decreases due to changes in tax rates	(1,016)

Balance at December 27, 2014	46,584
Gross decreases due to positions taken in prior years	(4,856)
Gross increases due to positions taken in current year	—
Decreases due to lapses of statute of limitations	(15)
Increases due to changes in tax rates	92
Positions assumed in business acquisition	3,279

Balance at January 2, 2016	$45,084

At this time, the Company does not believe it is reasonably possible that the liability for unrecognized tax benefits will significantly increase or decrease in the next 12 months as a result of the completion of tax audits or as a result of the expiration of the statute of limitations.

Included in the balance of unrecognized tax benefits at the end of fiscal years 2015, 2014 and 2013 was $40 million, $41 million and $53 million, respectively, of tax benefits that, if recognized, would affect the effective tax rate. Also included in the balance of unrecognized tax benefits as of those periods was $36 million, $39 million, and $51 million, respectively, of tax benefits that, if recognized, would result in adjustments to other tax accounts—primarily deferred taxes.

The Company recognizes interest expense related to unrecognized tax benefits in interest expense and penalties in operating expenses. As of January 2, 2016, December 27, 2014, and December 28, 2013, the Company had accrued interest and penalties of approximately $4 million, $2 million, and $2 million, respectively. The increase in accrued interest and penalties in the period ending January 2, 2016 was primarily related to unrecognized tax benefits assumed in a business acquisition.

The Company files U.S. federal and state income tax returns in jurisdictions with varying statutes of limitations. Our 2007 through 2014 U.S. federal tax years, and various state tax years from 2000 through 2014, remain subject to income tax examinations by the relevant taxing authorities. Ahold has indemnified the Company for 2007 Transaction pre-closing consolidated federal and certain combined state income taxes, and the Company is responsible for all other taxes, and interest and penalties.